                                                                    EXHIBIT 99.1

NuCO2 Inc.
2800 SE Market Place, Stuart, Florida  34997
www.nuco2.com
email:  investor_relations@nuco2.com
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE               CONTACTS: MICHAEL E. DEDOMENICO
                                              CHAIRMAN AND CEO
                                              ROBERT R. GALVIN
                                              CFO AND EXECUTIVE VICE PRESIDENT
                                              (772) 221-1754

           NUCO2 REPORTS 26.9% INCREASE IN REVENUES AND 67% INCREASE
                   IN OPERATING INCOME FOR THE SECOND QUARTER

                                     -------

                  NET INCOME MORE THAN TRIPLED TO $2.4 MILLION

STUART,  FLORIDA,  January 31, 2005 -- NuCO2 Inc.  (NASDAQ:  NUCO),  the largest supplier in the U.S. of bulk CO2 systems and services for  carbonating  fountain beverages,  today reported  continuing strong gains in operating results for the second fiscal quarter ended December 31, 2004.

            "NuCO2's performance continues on target and we have achieved record revenues  and  profits,"  said  Michael E.  DeDomenico,  Chairman  and CEO.  The
Company reported that revenues  increased by 26.9% in the second quarter,  while gross  margin  improved to 56.9%  versus  54.9% in the same quarter of the prior year.  These increases were supported by nearly 11,500 new customer  activations during the  quarter  and 3,400 new  bookings.  A summary of these key results is included below:

            o   OVER 3,400 NEW BOOKINGS FOR THE QUARTER, and approximately 7,800 net new bookings for the six month period,  as compared to 2,300 in the same  quarter  of the prior  year and 4,400 for the prior year six months, a six month increase of 76%.
            o   11,500 NET CUSTOMER ACTIVATIONS FOR THE QUARTER, including 9,400 from  the  acquisition  of the  bulk  CO2  beverage  carbonation business  of Pain  Enterprises,  Inc.  and  2,100  from  organic growth,  as compared  to 1,400  activations  in the  immediately preceding quarter.
            o   TOTAL REVENUE FOR THE QUARTER INCREASED 26.9%, to $24.7 million, from $19.5 million in the corresponding year-ago period.
            o   GROSS MARGIN INCREASED TO 56.9% FOR THE QUARTER,  as compared to
                54.5% for the  immediately  preceding  quarter  and 54.9% in the second quarter of the prior year.
            o   OPERATING  INCOME FOR THE QUARTER ADVANCED 67%, to $4.7 million, from $2.8 million in the corresponding year-ago period.
            o   NET INCOME FOR THE QUARTER MORE THAN TRIPLED TO $2.4 MILLION, or
                $0.18 per diluted share, from $0.8 million, or $0.05 per diluted share,  in the prior year period.

            "Our  company's  performance  reflects  our  ability to achieve  our growth  plan,  which is based on steady  increases in new accounts and a service commitment that has strengthened  customer loyalty.  The acquisition of the bulk
CO2 beverage  carbonation  business of Pain Enterprises is the first step in our long-term  growth  strategy to complement  organic growth with selected  account acquisitions.  Master  service  agreements  with large chains  continue to be an important means to drive our organic  growth.  During the fiscal first half, new bookings from master  service  agreements  amounted to net new bookings of 3,700 customer locations," continued Mr. DeDomenico.

            For the six months year to date,  total  revenues  amounted to $46.6 million,  17.3% greater than a year ago.  Gross margin was 55.8%,  compared with
54.1% last year. First half operating income totaled $8.7 million, compared with $5.3 million in the  corresponding  period last year, an increase of 64.5%, and net  income  totaled  $4.3  million,  compared  to a year  ago  loss of $0.6 million,  an improvement of $4.9 million.

            EBITDA   (earnings   before   interest,   taxes,   depreciation  and
amortization) for the second quarter increased 34.7%, to $8.9 million, from $6.6 million  a year  ago, and was up 15.9%  from  $7.7  million  in the  immediately preceding  quarter.  First  half  EBITDA  rose  28.0%  year-over-year,  to $16.6 million.

            Total bulk CO2 customer  locations serviced at the end of the second quarter of fiscal 2005 were  approximately  94,000,  compared with approximately
77,000 a year earlier, an increase of 22.1%.

ABOUT NUCO2

            NuCO2 Inc.  is the leading  and only  national  provider of bulk CO2 products  and  services to the U.S.  fountain  beverage  industry.  With service locations  within reach of virtually all of the fountain  beverage  users in the
Continental U.S., NuCO2's experienced professionals comprise the largest network of sales and support  specialists in the industry  serving  national  restaurant chains,  convenience stores, theme parks and sports and entertainment complexes, among  others.  NuCO2's  revenues  are largely  derived  from the  installation, maintenance  and rental of bulk CO2 systems and delivery of beverage  grade CO2, which are  increasingly  replacing high pressure CO2, until now the  traditional method for carbonating  fountain  beverages.  The technology  offers  consistent quality,  greater  ease of  operation,  and  heightened  efficiency  and  safety utilizing  permanently installed on-site cryogenic storage tanks. NuCO2 provides systems and services  that allow its  customers to spend more time serving their customers. Visit the Company's website at WWW.NUCO2.COM.

CONFERENCE CALL

A conference call to report  operating  results for the second quarter of fiscal
2005 will be held  tomorrow at 11:00 a.m.  Eastern Time. It can be accessed over the Internet via NuCO2's website at  www.nuco2.com.  To listen to the live call, please go to the website at least fifteen  minutes  early to register,  download and install any  necessary  audio  software.  For those who cannot listen to the live broadcast,  a replay will be available on NuCO2's website shortly after the call.

            STATEMENTS  CONTAINED IN THIS PRESS RELEASE CONCERNING THE COMPANY'S
OUTLOOK,  COMPETITIVE  POSITION AND OTHER  STATEMENTS OF  MANAGEMENT'S  BELIEFS,
GOALS AND EXPECTATIONS ARE  "FORWARD-LOOKING  STATEMENTS"  WITHIN THE MEANING OF
SECTION 27A OF THE  SECURITIES  ACT OF 1933 AND  SECTION  21E OF THE  SECURITIES
EXCHANGE  ACT OF 1934,  AND ARE  SUBJECT TO RISKS AND  UNCERTAINTIES  THAT COULD
CAUSE ACTUAL RESULTS TO DIFFER  MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY
THE  STATEMENTS.  WITH  RESPECT  TO SUCH  FORWARD-LOOKING  STATEMENTS,  WE CLAIM
PROTECTION  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995. THESE
RISKS AND  UNCERTAINTIES  INCLUDE,  BUT ARE NOT  LIMITED  TO, THE ABILITY OF THE
COMPANY TO ADD NEW ACCOUNTS,  COMPETITION AND FUTURE OPERATING PERFORMANCE.  THE
COMPANY  DISCLAIMS ANY OBLIGATION TO UPDATE ANY FORWARD  LOOKING  STATEMENT AS A
RESULT OF DEVELOPMENTS OCCURRING AFTER THE DATE OF THIS PRESS RELEASE.

                                       ###

                                   NUCO2 INC.
                            CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)

                           ASSETS                                December 31, 2004         June 30, 2004
                                                                 -----------------         -------------
Current assets:
     Cash and cash equivalents                                    $     48                     $    505
     Trade accounts receivable, net of allowance for doubtful
     accounts of $2,068 and $2,095 respectively                      8,952                        6,141
     Inventories                                                       258                          226
     Prepaid insurance expense and other deposits                    2,840                        2,193
     Prepaid expenses and other current assets                       1,201                          719
                                                                  --------                     --------
          Total current assets                                      13,299                        9,784
                                                                  --------                     --------

Property and equipment, net                                        100,415                       92,969
                                                                  --------                     --------

     Goodwill & other intangible assets, net                        35,036                       25,602
     Other                                                             174                          181
                                                                  --------                     --------
          Total other assets                                        35,210                       25,783
                                                                  --------                     --------

            Total assets                                          $148,924                     $128,536
                                                                  ========                     ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Current maturities of long-term debt                         $  7,709                     $  6,048
     Accounts payable                                                5,484                        4,579
     Accrued expenses & other current liabilities                    2,721                        3,760
                                                                  --------                     --------
            Total current liabilities                               15,914                       14,387

Senior debt, less current maturities                                43,046                       30,962
Long-term subordinated debt                                         30,047                       29,163
Customer deposits                                                    3,436                        3,247
                                                                  --------                     --------
            Total liabilities                                       92,443                       77,759

Redeemable preferred stock                                            --                         10,021

Total shareholders' equity                                          56,481                       40,756
                                                                  --------                     --------
Total liabilities & shareholders' equity                          $148,924                     $128,536
                                                                  ========                     ========

                                   NuCO2 Inc.
                            STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                                                           Three Months Ended     Six Months Ended
                                                              December 31,          December 31,
                                                           -------------------    -----------------

                                                            2004       2003       2004        2003
                                                            ----       ----       ----        ----
Revenues:
   Product sales                                         $ 15,596   $ 11,646   $ 29,141   $ 24,215
   Equipment rentals                                        9,084      7,808     17,420     15,477
                                                         --------   --------   --------   --------
Total Revenues                                             24,680     19,454     46,561     39,692

Costs and expenses:
   Cost of products sold, excluding deprec & amort         10,064      8,385     19,471     17,011
   Cost of equipment rentals, excluding deprec & amort        567        381      1,120      1,209
   Selling, general and administrative expenses             4,639      3,767      8,711      7,782
   Depreciation and amortization                            4,197      3,793      7,937      7,705
   Loss on asset disposal                                     496        304        657        719
                                                         --------   --------   --------   --------
                                                           19,963     16,630     37,896     34,426
                                                         --------   --------   --------   --------

Operating income                                            4,717      2,824      8,665      5,266

Loss on early extinguishment of debt                         --         --         --        1,964
Interest expense                                            2,228      2,050      4,268      3,947
                                                         --------   --------   --------   --------

Income (loss) before taxes                                  2,489        774      4,397       (645)
   Provision for income tax                                    52       --          106       --
                                                         --------   --------   --------   --------
Net income (loss)                                        $  2,437   $    774   $  4,291   $   (645)
                                                         ========   ========   ========   ========

Weighted average number of common and common
   equivalent shares outstanding
       Basic                                               11,998     10,653     11,599     10,643
                                                         ========   ========   ========   ========
       Diluted                                             13,578     11,655     13,171     10,643
                                                         ========   ========   ========   ========

Net income (loss) per basic share                        $   0.20   $   0.05   $   0.35   $  (0.10)
                                                         ========   ========   ========   ========
Net income (loss) per diluted share                      $   0.18   $   0.05   $   0.31   $  (0.10)
                                                         ========   ========   ========   ========

                        RECONCILIATION OF GAAP AND EBITDA
                        ---------------------------------

                                                 Three Months Ended                 Six Months
                                                 ------------------                 ----------
                                              December 31,        Sep 30,          December 31,
                                              ------------        -------          ------------
                                            2004       2003        2004         2004         2003
                                            ----       ----        ----         ----         ----
Reconciliation of Net Income to EBITDA
  Net income (loss)                      $  2,437    $    774    $  1,854    $  4,291    $   (645)
  Interest expense                          2,228       2,050       2,040       4,268       3,947
  Depreciation & amortization               4,197       3,793       3,740       7,937       7,705
  Provision for income taxes                   52        --            54         106        --
  Loss on early extinguishment of debt       --          --          --          --         1,964
                                         --------    --------    --------    --------    --------
                                         $  8,914    $  6,617    $  7,688    $ 16,602    $ 12,971
                                         ========    ========    ========    ========    ========

Cash flows provided by (used in):
  Operating activities                   $  6,652    $  3,894    $  3,277    $  9,929    $  7,392
  Investing activities                   $(20,261)   $ (4,108)   $ (4,441)   $(24,702)   $ (7,685)
  Financing activities                   $ 10,466    $    263    $  3,851    $ 14,317    $     40

Earnings before interest, taxes, depreciation and amortization ("EBITDA") is one of the principal  financial measures by which the Company measures its financial performance.  EBITDA  is a  widely  accepted  financial  indicator  used by many investors, lenders and analysts to analyze and compare companies on the basis of operating  performance,  and the Company  believes that EBITDA  provides  useful information  regarding  the  Company's  ability  to  service  its debt and other obligations.  However, EBITDA does not represent cash flow from operations,  nor has it been  presented  as a  substitute  to  operating  income or net income as indicators of the Company's operating  performance.  EBITDA excludes significant costs of doing  business  and  should not be  considered  in  isolation  or as a substitute for measures of performance  prepared in accordance  with  accounting principles generally accepted in the United States of America. In addition,  the
Company's  calculation of EBITDA may be different from the  calculation  used by its  competitors,  and therefore  comparability  may be affected.  The Company's lenders also use EBITDA to assess the Company's  compliance with debt covenants.
These  financial  covenants are based on a measure that is not  consistent  with accounting  principles generally accepted in the United States of America.  Such measure is EBITDA (as defined) as modified by certain defined adjustments